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                                                                   EXHIBIT 10.14


                        REXNORD SUPPLEMENTAL PENSION PLAN

                               FOR U.S. EMPLOYEES

                            EFFECTIVE JANUARY 1, 2003

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                        REXNORD SUPPLEMENTAL PENSION PLAN
                               FOR U.S. EMPLOYEES
                            EFFECTIVE JANUARY 1, 2003

                                TABLE OF CONTENTS

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ARTICLE I - NAME, PURPOSE AND EFFECTIVE DATE...........................................................1

   1.01   NAME AND PURPOSE.............................................................................1
   1.02   EFFECTIVE DATE...............................................................................1

ARTICLE II - DEFINITIONS...............................................................................2

   2.01   ADMINISTRATOR................................................................................2
   2.02   BOARD........................................................................................2
   2.03   CLOSING DATE.................................................................................2
   2.04   CODE.........................................................................................2
   2.05   EFFECTIVE DATE...............................................................................2
   2.06   EMPLOYEE.....................................................................................2
   2.07   EMPLOYER.....................................................................................2
   2.08   PARTICIPANT..................................................................................2
   2.09   PLAN.........................................................................................2
   2.10   RETIREMENT PLAN..............................................................................2
   2.11   SUPPLEMENTAL PLAN BENEFIT....................................................................2

ARTICLE III - ELIGIBILITY..............................................................................3

   3.01   PARTICIPATION................................................................................3

ARTICLE IV - SUPPLEMENTAL PLAN BENEFITS................................................................4

   4.01   AMOUNT OF SUPPLEMENTAL PLAN BENEFITS.........................................................4
   4.02   AMOUNT OF SUPPLEMENTAL PLAN PRE-RETIREMENT DEATH BENEFIT.....................................4
   4.03   COMMENCEMENT AND FORM OF SUPPLEMENTAL PLAN BENEFIT PAYMENT...................................4
   4.04   SUSPENSION OF BENEFITS.......................................................................5

ARTICLE V - VESTING....................................................................................6

   5.01   VESTING......................................................................................6
   5.02   FORFEITURE FOR CAUSE.........................................................................6

ARTICLE VI - FUNDING...................................................................................7

   6.01   FUNDING......................................................................................7

ARTICLE VII - ADMINISTRATION...........................................................................8

   7.01   DUTIES OF PLAN ADMINISTRATOR.................................................................8
   7.02   FINALITY OF DECISIONS........................................................................8

ARTICLE VIII - MISCELLANEOUS...........................................................................9

   8.01   NON-GUARANTEE OF EMPLOYMENT..................................................................9
   8.02   RIGHTS UNDER PLAN............................................................................9
   8.03   AMENDMENTS/TERMINATION.......................................................................9
   8.04   NONASSIGNABILITY.............................................................................9
   8.05   ENTIRE AGREEMENT, SUCCESSORS.................................................................9
   8.06   SUCCESSOR EMPLOYER..........................................................................10
   8.07   GOVERNING LAW...............................................................................10
   8.08   CLAIMS PROCEDURE............................................................................10
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                                    ARTICLE I

                        NAME, PURPOSE AND EFFECTIVE DATE

1.01   NAME AND PURPOSE

       The supplemental retirement plan set forth herein shall be known as the Rexnord Supplemental Pension Plan for U.S. Employees (the "Plan"). The Plan is established, and shall be maintained, solely for the purpose of providing supplemental retirement plan benefits which are not provided under the Rexnord Non-Union Pension Plan for certain Participants. The Plan is unfunded and maintained primarily for the purpose of providing non-qualified deferred compensation for certain Participants who are part of a select group of management or highly-compensated employees.

1.02   EFFECTIVE DATE.

       This Plan shall be effective January 1, 2003. Notwithstanding the foregoing this Plan shall apply to Participants who retire or terminate their employment with the Employer on or after the Closing Date.

                                        1
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                                   ARTICLE II

                                   DEFINITIONS

2.01 "ADMINISTRATOR" means Rexnord Corporation or its duly authorized representative.

2.02   "BOARD" means the Board of Directors of the Employer.

2.03 "CLOSING DATE" means November 22, 2002 or such other date as agreed to by the parties under the terms of the Stock Purchase Agreement relating to the purchase of the Employer and the Carlyle Group.

2.04 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

2.05   "EFFECTIVE DATE" means January 1, 2003.

2.06   "EMPLOYEE" means any person employed by the Employer.

2.07 "EMPLOYER" means Rexnord Corporation and any subsidiary and/or affiliated corporation which has adopted this Plan.

2.08 "PARTICIPANT" means an Employee who has been named a Participant in this Plan in the manner set forth in Article III.

2.09   "PLAN" means the Rexnord Supplemental Pension Plan for U.S. Employees.

2.10 "RETIREMENT PLAN" means the Rexnord Corporation Non-Union Pension Plan, as in effect on January 1, 2003 or as amended thereafter from time to time; provided, however, that for purposes of determining the benefits under the Plan of any individuals who were accruing benefits under the Invensys Pension Plan (Controls Component) immediately prior to the Closing Date, the benefit formula and provisions related to early retirement eligibility and adjustments in benefit amount for commencement prior to Normal Retirement Age contained in the Invensys Pension Plan as of the Closing Date, shall apply.

2.11 "SUPPLEMENTAL PLAN BENEFIT" means the benefit payable under Article IV of the Plan.

Unless otherwise provided herein, or the context requires a differing meaning, all terms contained in this Plan shall have the same meaning as set forth in the Retirement Plan, as amended from time to time.

                                        2
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                                   ARTICLE III

                                   ELIGIBILITY

3.01   PARTICIPATION

       An Employee shall participate in the Plan when such Employee's benefit under the Retirement Plan is subject to the limitations set forth in
       Section 401(a)(17) and/or Section 415 of the Code; provided, he has been identified by the Administrator as eligible to participate. A Participant shall continue to participate in the Plan until termination of employment or until the date the Administrator determines otherwise.

                                        3
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                                   ARTICLE IV

                           SUPPLEMENTAL PLAN BENEFITS

4.01   AMOUNT OF SUPPLEMENTAL PLAN BENEFITS

       A Participant shall be entitled to a benefit under the provisions of this
       Article if his benefit determined under the provisions of the Retirement Plan is less than such benefit would have been if (a) the definition of Compensation under the Retirement Plan included Compensation in excess of the limitations imposed under Section 401(a)(17) of the Code and/or (b) the limits under Section 415 of the Code did not apply.

       If a Participant's benefit from the Retirement Plan is reduced as a result of either or both of the conditions described in the preceding paragraph, the benefit to which the Participant is entitled under the Plan shall be equal to the amount determined under (i) below minus the amount determined under (ii) below:

       i. The benefit which would have been payable under the terms of the Retirement Plan if the definition of Compensation under the Retirement Plan included Compensation in excess of the limitations imposed under Section 401(a)(17) of the Code and if the limits under Section 415 of the Code did not apply.

       ii. The benefit actually payable to the Participant under the terms of the Retirement Plan.

4.02   AMOUNT OF SUPPLEMENTAL PLAN PRE-RETIREMENT DEATH BENEFIT

       In the event that the Participant dies prior to commencement of his Supplemental Plan Retirement Benefit and his Beneficiary under the Retirement Plan is entitled to a pre-retirement death benefit under said Retirement Plan, then such Beneficiary shall also be entitled to a pre-retirement death benefit under this Supplemental Plan. The amount of such benefit shall be determined in the same manner as under the Retirement Plan, other than the application of the limitations on benefits payable under the Retirement Plan as referenced above in Section 4.01.

4.03   COMMENCEMENT AND FORM OF SUPPLEMENTAL PLAN BENEFIT PAYMENT

       Subject to the discretion of the Administrator, benefits shall commence under this Article to a Participant or the Participant's Beneficiary in the same form and as of the same date that benefits commence to the Participant or Participant's Beneficiary under the Retirement Plan.

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       Notwithstanding the preceding paragraph if the Actuarial Equivalent of the Participant's retirement benefit under this Plan at the time of payment does not exceed $5,000, or such other amount as determined by the Administrator, then such retirement benefit shall be automatically payable as a lump sum.

4.04   SUSPENSION OF BENEFITS

       Payment of benefits under this Plan to a retired Participant who is reemployed by the Employer may be suspended by the Administrator if the payment of such Participant's benefit under the Retirement Plan is suspended on account of reemployment. Upon such Participant's subsequent retirement or termination of employment, his benefits shall recommence and the benefit payable under this Plan may be recomputed by accumulating both periods of employment and will be actuarially adjusted to reflect any benefit payments previously made to the Participant in order to avoid any duplication of benefits.

                                        5
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                                    ARTICLE V

                                     VESTING

5.01   VESTING

       A Participant shall be vested in his Supplemental Plan Benefit to the extent he is vested in his benefit under the provisions of the Retirement Plan.

5.02   FORFEITURE FOR CAUSE

       Notwithstanding any other provision of this Plan to the contrary, any Participant who (i) because of admitted or judicially proven fraud or dishonesty causes substantial harm to the Employer or (ii) knowingly and materially violates any non-interference or non-competition provision contained in any employment agreement with the Employer, shall forfeit all retirement benefits otherwise payable to him, and death benefits payable to his spouse or Beneficiary, under this Plan.

                                        6
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                                   ARTICLE VI

                                     FUNDING

6.01   FUNDING

       There is no fund associated with this Plan. The Employer shall be required to make payments only as benefits become due and payable. No person shall have any right, other than the right of an unsecured general creditor, against the Employer with respect to the benefits payable hereunder, or which may be payable hereunder, to any Participant, surviving spouse or Beneficiary hereunder. If the Employer, acting in its sole discretion, establishes a reserve or other fund associated with this Plan, no person shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan. The assets in any such reserve or fund shall be subject to the control of the Employer, and need not be used to pay benefits hereunder.

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                                   ARTICLE VII

                                 ADMINISTRATION

7.01   DUTIES OF ADMINISTRATOR

       The Administrator of the Plan shall be Rexnord Corporation. The Administrator shall have full authority to construe and interpret the terms and provisions of the Plan, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of this Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any election hereunder, in the manner and to the extent it shall deem necessary to carry the Plan into effect. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Administrator in connection with the Plan shall be within the absolute discretion of the Administrator and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. A Participant who is also the Administrator, a member of a committee that is the Administrator or a person to whom the Administrator has delegated responsibility pursuant to this Section 7.01 shall not participate in any decision involving a request made by him or relating in any way to his rights, duties, and obligations as a Participant (unless such decision relates to all Participants generally and in a similar manner).

7.02   FINALITY OF DECISIONS

       The Administrator is expressly granted, without intending any limitation, the discretion to construe the terms of the Plan and to determine eligibility for benefits hereunder. The decisions made by and the actions taken by the Administrator in the administration of the Plan shall be final and conclusive on all persons, and neither the Administrator nor the Employer shall be subject to individual liability with respect to the Plan.

                                        8
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                                  ARTICLE VIII

                                  MISCELLANEOUS

8.01   NON-GUARANTEE OF EMPLOYMENT

       Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Participant, or as a right of any such Participant to be continued in the employment of the Employer, or as a limitation on the right of the Employer to deal with any Participant, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

8.02   RIGHTS UNDER PLAN

       Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to a Participant, surviving spouse or any Beneficiary thereof under the Retirement Plan, or to grant any additional right to any such person under the Retirement Plan or in any way to limit, modify, repeal or otherwise affect the Employer's right to amend or modify the Retirement Plan.

8.03   AMENDMENTS/TERMINATION

       The Employer reserves the right to make from time to time amendments to or terminate this Plan by vote duly adopted by the Board of Directors, provided that no such amendment or termination shall reduce any benefits earned under the terms of this Plan prior to the date of termination or amendment.

8.04   NONASSIGNABILITY

       The benefits payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any benefits to be so subjected shall not be recognized, except to the extent required by applicable law.

8.05   ENTIRE AGREEMENT; SUCCESSORS

       This Plan, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Employer and any Participant regarding the Plan. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Employer and any Participant relating to the subject matter hereof, other than those set forth in this Plan. This Plan and any amendment shall be binding on the parties hereto and their respective heirs, administrators, trustees, successors and assigns, and on all designated Beneficiaries of the Participant.

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8.06   SUCCESSOR EMPLOYER

       In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which a successor to all or a major portion of the Employer's property or business shall continue this Plan, and the successor shall have all of the powers, duties and responsibilities of the Employer under this Plan.

8.07   GOVERNING LAW

       This Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

8.08   CLAIMS PROCEDURE

       The Claims Procedure currently detailed, and as may later be amended, under the Retirement Plan is hereby incorporated by reference as the Claims Procedure for this Plan; provided, however that the "Board of Directors, or its duly authorized representative", shall be substituted for the "Committee" in the Claims Procedure detailed in such Retirement Plan.

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IN WITNESS WHEREOF, Rexnord Corporation has caused this instrument to be executed in its name and on its behalf and effective as of January 1, 2003.


                                              Rexnord Corporation

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

Attest:


By:
    --------------------------
(Seal)

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